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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    -----------------------------------------


Date of Report (Date of earliest event reported)     May 15, 2003
                                                 ----------------------


                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        000-26534                     13-3671221
------------------------------        -------------              ------------------
(State or Other Jurisdiction          (Commission                   (IRS Employer
     of Incorporation)                File Number)               Identification No.)


     4 Science Park, New Haven, CT                                      06511
----------------------------------------                             ---------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
                                                          ---------------


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

         On May 15, 2003, Vion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit 99.1 Press release dated May 15, 2003.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VION PHARMACEUTICALS, INC.



Date: May 15, 2003                  By:   /s/ Howard B. Johnson
                                          ---------------------------------
                                          Name:   Howard B. Johnson
                                          Title:  Vice President and
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX


         99.1 Press release dated May 15, 2003.



                             STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'